EXHIBIT 32. 1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Element92 Resources Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel S. Mckinney
Daniel S. Mckinney,
President, Chief Executive Officer, Director

Dated: June 22, 2010

/s/ Mervyn Cragg
Mervyn Cragg
Chief Financial Officer

Dated: June 22, 2010